EXHIBIT 99.1

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crexendo®

Investor Presentation

November 2026

Nasdaq: CXDO


THE FASTEST-GROWING
UCAAS PLATFORM
IN AMERICA
crexendo
CXDO | Nasdaq Listed
Nasdaq


NASDAQ CONGRATULATES
CREXENDO®
ON SURPASSING
8 MILLION USERS
crexendo
CXDO | Nasdaq Listed
Nasdaq

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals, plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, 2025 and Form 10-Qs as filed with the SEC, and our Definitive Proxy statement. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law.

In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Definitive Proxy. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

Why Crexendo

1	The fastest-growing UCaaS platform	8M+ end users
2	Growth far outpacing the sector	+44% Q3 revenue
3	Increasing profitability	13 consecutive GAAP-profitable quarters
4	Strong remaining performance obligation	$140M under contract
5	AI potential upside	~+30% per CAIRO account

We Build the Platform and Sell the Service

Software Solutions

~30% of revenue

250+
Software licensees

8M+
End users on the platform

Telecom Services

~70% of revenue

260+
Agents and resellers

~200,000
Crexendo end users

The fastest-growing UCaaS platform in North America

crexendo®

01

Financial performance

01

Financial Snapshot

Revenue, up 81.5% since 2022



$37.6M
$53.2M
$60.8M
$68.2M
$70.5M
2022
2023
2024
2025
9M 2026

$25.2M
Q3 revenue, up 44%

$4.0M
Q3 adjusted EBITDA, up 36%

13 consecutive
GAAP-profitable quarters

crexendo®

Bigger and More Profitable Every Year

Revenue


$53.2M
$60.8M
$68.2M
$70.5M
2023
2024
2025
YTD 2026

Adjusted EBITDA


$5.7M
$8.2M
$11.2M
$11.3M
2023
2024
2025
YTD 2026

Cash from operations


$3.5M
$6.3M
$9.3M
$9.7M
2023
2024
2025
YTD 2026

Q3 revenue of $25.2M puts Crexendo on a $100M annualized run rate

crexendo®

Strong Balance Sheet

$22.8M
Cash

$4.7M
Notes payable

$18.1M
Net cash

77%
Equity as a share of assets

ESI was paid for from cash on hand, not by borrowing

As of Q3 2026

Impressive Inorganic and Organic growth

+44%

Q3 revenue growth, reported

$17.5M to $25.2M

+5%

Q3 revenue growth, organic

Before any ESI revenue

ESI closed 1 March 2026. From Q2 2027 the two rates converge.

New logos are the leading indicator

16
New licensees in 2026 so far, compared to 14 in all of 2025

5
New licensees in Q3

250+
Software licensees on the platform

$400K
Average contract value for new licensees in Q3



crexendo®

Growing Faster Than the Sector

Revenue growth, latest reported quarter, year over year



Crexendo, reported 43.9%
Ooma 25.4%
Twilio 22.0%
Bandwidth 19.8%
Weave Communications 15.5%
Five9 10.3%
RingCentral 5.9%
Crexendo, organic 5.1%
8x8 4.9%
Zoom Communications 4.9%

crexendo®

Gross Profit Growing Faster Than Revenue

Q3 2026, year over year


Gross profit
+50.7%
Revenue
+43.9%

65.9%

Gross margin, Q3 2026

Up from 63.0% a year earlier

crexendo

Acquisition Related Amortization

Change in Q3 operating income

+$62K

The business we already had

–$285K

ESI, second full quarter owned

Without the added purchase amortization, Q3 operating income was **$2.1M, up 63%.**



Purchase amortization peaks in 2027
$6.2M
$4.9M
$4.2M
$3.6M
2027
2028
2029
2030

crexendo®

$140M Remaining Performance Obligation (RPO)

$140M

Revenue signed and not yet delivered

As of 30 September 2026

When it becomes revenue


$19.9M
$51.7M
$33.8M
$21.5M
$12.6M
2026 rem.
2027
2028
2029
2030+

crexendo

Segment Key Metrics, Q3 2026

Software Solutions

250+
Software licensees

16
New licensees in 2026 to date

71%
Gross margin, Q3

$400K+
Average contract value, new licensees, Q3

Telecom Services

0.62%
Average monthly churn, Q3

67%
Services gross margin, Q3

66
Ecosystem vendors (22 with AI)

$6.8M
ESI revenue in Q3

16 new licensees so far in 2026, against 14 in all of 2025

crexendo®

ESI: Accretive Acquisition in March 2026

$35M
Purchase price,
~1.35x 2025 revenue

78%
Paid in cash

75,000+
Seats already
on our platform

$26.1M
2025 revenue,
GAAP profitable


esi

crexendo®

Ranked #1 by Real Customers on G2

	Crexendo	Best rival
Overall star rating	4.9	4.6
Quality of support	98%	92%
Ease of doing business	99%	93%
Meets requirements	98%	92%
Ease of use	97%	92%
Ease of admin	96%	92%
Ease of setup	96%	92%

#1

in 18 G2 categories, Winter 2026

02

Growth and AI

02

Future Growth Drivers

- New software licensees
- Agents and partners
- International expansion
- Enterprise and major accounts
- Roll-up acquisitions
- Incumbent disruption


$84B
$31B
2024
2030

North American UCaaS market, $31B in 2024 to $84B in 2030

Source: Grand View Research

crexendo

CAIRO: AI That Lifts Revenue per Account

CAIRO

FOR

crexendo VIP™

AI receptionist and orchestrator

Launched January 2026

~+$100

A month per average CAIRO account, about 30% more ARPA

66

Partner vendors, 22 with AI

+12%

Program revenue, Q3 vs Q2

Answers every call 24/7, books appointments, hands off to a live agent.

crexendo®

Crexendo Ownership Detail

33.3M
Shares outstanding

34.7%
Held by insiders

38.5%
Held by 129 institutions

Insiders 34.7%	Institutions 38.5%	Other holders 26.8%

Insiders and institutions together hold 73%

crexendo®

Why Crexendo in 2026

$70.5M
2026 YTD revenue up 41% YoY

$140M
Revenue under contract

+44%
Q3 revenue growth, 5% organic

$11.3M
Adjusted EBITDA, 9 months 2026

13 in a row
GAAP profitable quarters

32 in a row
Non-GAAP profitable quarters

$22.8M
Cash, 30 September 2026

8M+
End users on the platform

crexendo®

Thank you

Doug Gaylor
President and COO
602-732-7990
dgaylor@crexendo.com

Nasdaq: CXDO

Appendix

Financial Results Detail

Three and nine months ended 30 September, $000s, as reported in the Form 10-Q filed 3 November 2026

$000s	Q3 2026	Q3 2025	Change	9M 2026	9M 2025	Change
Revenue	**25,182**	**17,497**	**+43.9%**	**70,538**	**50,106**	**+40.8%**
Gross profit	**16,605**	**11,021**	**+50.7%**	**45,511**	**31,998**	**+42.2%**
Gross margin	65.9%	63.0%	+2.9 pts	64.5%	63.9%	+0.6 pts
Selling and marketing	8,372	4,522	+85.1%	21,994	13,182	+66.8%
General and administrative	5,324	3,780	+40.8%	15,716	10,884	+44.4%
Research and development	1,827	1,414	+29.2%	5,224	4,374	+19.4%
Income from operations	**1,082**	**1,305**	**−17.1%**	**2,577**	**3,558**	**−27.6%**
Net income	**1,118**	**1,450**	**−22.9%**	**2,747**	**3,853**	**−28.7%**
Adjusted EBITDA	**4,014**	**2,943**	**+36.4%**	**11,315**	**8,446**	**+34.0%**

crexendo®

Organic growth and the ESI bridge

Quarter ended 30 September 2026 against the same quarter of 2025, $000s

Revenue growth	Q3 2026	Q3 2025	Increase	Growth
Total revenue	**25,182**	**17,497**	**7,685**	**43.9%**
Of which ESI, acquired 1 March 2026			6,801	
Of which organic			**884**	**5.1%**

Operating income bridge	Revenue	Operating cost	Operating income
The business we already had	+884	+822	+62
ESI, second full quarter owned	+6,801	+7,086	−285
Total change in the quarter	**+7,685**	**+7,908**	**−223**

Amortization of acquired intangibles rose from 785 to 1,834 (+1,049). Operating income of 1,082 plus that increase is 2,131, against 1,305 a year earlier (+63%). ESI attribution is as stated by the Company in the Form 10-Q filed 3 November 2026.

crexendo®

Segment key performance indicators, full list

Metrics the Company stated for the quarter ended 30 September 2026 (Form 8-K and earnings call, 3 November 2026)

Software Solutions	Q3 2026
Revenue, up 2% from $7.5M	$7.7M
Gross margin	71%
Software licensees	250+
New licensees, quarter	5
New licensees, 2026 to date	16
Avg. contract value, new licensees	$400K+

Telecom Services	Q3 2026
Service revenue, up 75%	$15.1M
Services gross margin	67%
Average monthly churn	0.62%
ESI revenue in the quarter	$6.8M
Ecosystem vendors (with AI apps)	66 (22)
Remaining performance obligations	$139.6M

Balance sheet detail

$000s, as presented in the Form 10-Q for the quarter ended 30 September 2026

$000s	30 Sept 2026	31 December 2025
Cash and cash equivalents	22,841	31,378
Trade receivables, net	6,000	4,913
Total current assets	**39,358**	**41,897**
Goodwill	14,170	9,454
Intangible assets, net	36,468	17,860
Total assets	**103,827**	**77,686**
Total current liabilities	18,083	12,328
Notes payable, current and non-current	4,748	114
Total liabilities	**23,767**	**13,865**
Total stockholders' equity	**80,060**	**63,821**

crexendo®

Largest institutional holders

Form 13F, quarter ended 30 June 2026, against 33,253,790 shares outstanding (10-Q cover, 31 July 2026)

Holder	Shares	% outstanding
BlackRock, Inc.	1,065,200	3.20%
Royce & Associates LP	1,020,452	3.07%
Vanguard Capital Management	817,100	2.46%
Essex Investment Management	710,874	2.14%
Acadian Asset Management	547,122	1.65%
Goldman Sachs Group	491,747	1.48%
Geode Capital Management	461,170	1.39%
Renaissance Technologies	450,981	1.36%

crexendo®

Reconciliation of non-GAAP financial measures

In accordance with the requirements of Regulation G issued by the SEC, we present the most directly comparable U.S. GAAP financial measures and reconcile the unaudited non-GAAP metrics to them.

$000s	Q3 26	Q3 25	9M 26	9M 25
U.S. GAAP net income	1,118	1,450	2,747	3,853
Share-based comp. and taxes	1,048	799	2,769	2,422
Acquisition related expenses	—	—	1,019	—
Amortization of intangibles	1,834	785	4,792	2,292
Non-GAAP net income	**4,000**	**3,034**	**11,327**	**8,567**

$000s	Q3 26	Q3 25	9M 26	9M 25
U.S. GAAP net income	1,118	1,450	2,747	3,853
Depreciation and amortization	1,884	839	4,950	2,466
Interest expense	81	3	143	18
Other, net	(143)	(191)	(393)	(448)
Income tax provision	26	43	80	135
EBITDA	**2,966**	**2,144**	**7,527**	**6,024**
Share-based comp. and taxes	1,048	799	2,769	2,422
Acquisition related expenses	—	—	1,019	—
Adjusted EBITDA	**4,014**	**2,943**	**11,315**	**8,446**

As reported in the earnings release furnished on Form 8-K, exhibit 99.1, dated 3 November 2026. Employer payroll tax related to share-based compensation was $10 and $33 for the three months ended 30 September 2026 and 2025, and $95 and $168 for the nine months. Non-GAAP measures are supplemental and are not a substitute for measures derived in accordance with GAAP.

crexendo®

Sources and notes

- Financial results, ESI attribution, balance sheet, remaining performance obligations and amortization: Form 10-Q for the quarter ended 30 September 2026, filed 3 November 2026.
- Adjusted EBITDA, EBITDA and non-GAAP net income: earnings release furnished on Form 8-K, exhibit 99.1, 3 November 2026. Reconciled on the previous page.
- Annual revenue, operating income, net income and operating cash flow, 2022 to 2025: Forms 10-K. Annual adjusted EBITDA: year-end earnings releases; see the annual results page.
- Organic growth excludes all revenue contributed by ESI, as attributed by the Company in the Form 10-Q. ESI closed 1 March 2026.
- Q3 segment metrics (licensees, contract value, ecosystem vendors, churn, program revenue): earnings call, 3 November 2026. CAIRO revenue per account (about $100 a month, about 30% more ARPA): Company data, November 2026.

- Peer growth: revenue for each company's most recent reported quarter, from SEC filings retrieved 19 September 2026. Quarter ends: Ooma and Zoom July 2026, Bandwidth March 2026, all others June 2026.
- Ownership: Form 13F holdings for the quarter ended 30 June 2026; insider holdings from Form 4s, excluding the late Jeffrey Bash (8-K, 6 November 2025); 33,253,790 shares per the 10-Q cover (31 July 2026).
- Consecutive profitable quarters, segment operating metrics, end-user counts and ESI deal terms are Company-reported.
- G2.com, Winter 2026 survey period, VoIP providers category; best rival is the highest score among RingEX, 8x8, Vonage, Nextiva, Dialpad, Ooma and GoTo. UCaaS market forecast per Grand View Research.

crexendo®